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                                   EXHIBIT 23

                         CONSENT OF EXPERTS AND COUNSEL












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                [LETTERHEAD OF MCGOWEN HURST CLARK & SMITH, P.C.]



                          INDEPENDENT AUDITOR'S CONSENT
                          -----------------------------


We consent to the use of our independent auditor's report, dated August 10, 2001, appearing in the Annual Report on Form 10-KSB of StateFed Financial Corporation for the year ended June 30, 2001.



/s/ McGowen, Hurst, Clark & Smith, P.C.
---------------------------------------
    McGowen, Hurst, Clark & Smith, P.C.



Des Moines, Iowa
September 27, 2001